UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 31, 2011

Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 S. PENNSYLVANIA AVE.

CUDAHY, WISCONSIN 53110

(Address of Principal Executive Offices) (Zip Code)

(414) 615-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 6, 2011, we filed a Form 8-K (the “Original Report”) under Item 2.01 to report the completion of our acquisition of Prime Logistics Corporation, a Delaware corporation (referred to as Prime). On November 17, 2011, we filed Amendment No. 1 to the Original Report to provide the financial information required by Items 9.01(a) and (b). We are filing this Amendment No. 2 to the Original Report to supplement that financial information and attach hereto the unaudited historical financial statements of Prime as of and for the six months ended June 30, 2011 and June 30, 2010.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(i) The consolidated balance sheet of Prime and subsidiary as of December 31, 2010, and the related consolidated statements of operations, shareholders’ equity and cash flows for the year ended December 31, 2010 required by this Item 9.01(a) were previously filed as Exhibit 99.1 on November 17, 2011.

(ii) The unaudited consolidated balance sheet of Prime and subsidiary as of June 30, 2011, and the related unaudited consolidated statements of operations and cash flows for the six months ended June 30, 2011 and June 30, 2010 required by this Item 9.01(a) are attached hereto as Exhibit 99.1(a) and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information required by this Item 9.01(b) pursuant to Article 11 of Regulation S-X was previously filed as Exhibit 99.2 on November 17, 2011.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number

*23.1	Consent of Somerset CPAs, P.C., independent registered public accounting firm

*99.1	Financial Statements of Businesses Acquired

(i) Report of Independent Registered Public Accounting Firm

(ii)    Consolidated balance sheet of Prime and subsidiary as of December 31, 2010, and the related consolidated statements of operations, shareholders’ equity and cash flows for the year ended December 31, 2010

99.1(a)	Financial Statements of Businesses Acquired

Unaudited consolidated balance sheet of Prime and subsidiary as of June 30, 2011, and the related unaudited consolidated statements of operations and cash flows for the six months ended June 30, 2011 and June 30, 2010

*99.2	Pro Forma Financial Information

Unaudited pro forma combined consolidated balance sheet as of June 30, 2011, and statements of operations for the six months ended June 30, 2011 and the year ended December 31, 2010

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: June 22, 2012	By:	/s/ Peter R. Armbruster
Peter R. Armbruster
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

*23.1	Consent of Somerset CPAs, P.C., independent registered public accounting firm

*99.1	Financial Statements of Businesses Acquired

(i) Report of Independent Registered Public Accounting Firm

(ii)    Consolidated balance sheet of Prime and subsidiary as of December 31, 2010, and the related consolidated statements of operations, shareholders’ equity and cash flows for the year ended December 31, 2010

99.1(a)	Financial Statements of Businesses Acquired

Unaudited consolidated balance sheet of Prime and subsidiary as of June 30, 2011, and the related unaudited consolidated statements of operations and cash flows for the six months ended June 30, 2011 and June 30, 2010

*99.2	Pro Forma Financial Information

Unaudited pro forma combined consolidated balance sheet as of June 30, 2011, and statements of operations for the six months ended June 30, 2011 and the year ended December 31, 2010

*	Previously filed.